                                                                Exhibit 10.1(c)

                            THIRD AMENDMENT DATED
                           AS OF FEBRUARY 28, 1995
                        TO SECOND AMENDED AND RESTATED
                CREDIT AGREEMENT DATED AS OF JANUARY 29, 1993


         THIS THIRD AMENDMENT, dated as of February 28, 1995 is entered into by and among IDEX CORPORATION, a Delaware corporation (the "Borrower"), the banking institutions signatory to the hereinafter defined Credit Agreement (the "Banks") and BANK OF AMERICA ILLINOIS (f/k/a/ CONTINENTAL BANK N.A.), individually and as agent for the Banks (in such capacity, the "Agent").


                                  RECITALS:

         A. The Borrower, the Banks and the Agent have entered into that certain Second Amended and Restated Credit Agreement dated as of January 29, 1993, as amended by that certain First Amendment to Second Amended and Restated Credit Agreement dated as of May 23, 1994 and that certain Second Amendment to Second Amended and Restated Credit Agreement dated as of October 24, 1994 (as such Credit Agreement may hereinafter be amended, supplemented, restated or otherwise modified and in effect from time to time, the "Credit Agreement"). Terms defined in the Credit Agreement and not otherwise defined herein shall be used herein as defined in the Credit Agreement.

         B. The Borrower, the Banks and the Agent wish to amend certain provisions of the Credit Agreement.

         C. Therefore, in consideration of the premises herein contained, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

                 SECTION 1.  AMENDMENTS TO THE CREDIT AGREEMENT.

                 1.1      Section 7.2.10 of the Credit Agreement.  Section
7.2.10 of the Credit Agreement is hereby amended by deleting the reference to "$15,000,000" in paragraph (a) and substituting "$30,000,000" in lieu thereof.

                 1.2 Section 10.1 of the Credit Agreement. Section 10.1 of the Credit Agreement is hereby amended by deleting the definition of "Applicable Eurodollar Rate Margin" in its entirety and substituting the following language in lieu thereof:

         "'Applicable Eurodollar Rate Margin' means at any time the applicable percentage per annum determined pursuant to the following matrix by reference to the ratio of Funded Indebtedness to Operating Cash Flow as shown in the Compliance Certificate then most recently delivered to the Banks:

Ration of Funded Indebtedness to                                               Applicable Eurodollar Rate Margin
Operating Cash Flow
- --------------------------------                                               ---------------------------------
greater than 3.25 to 1.0                                                                       1.5%

greater than 2.75 to 1.0 but less than or                                                      1.25%
equal to 3.25 to 1.0

greater than 2.25 to 1.0 but less than or                                                      1.0%
equal to 2.75 to 1.0

greater than 1.50 to 1.0 but less than or                                                       .75%
equal to 2.25 to 1.0

less than or equal to 1.5 to 1.0                                                                .50%

         provided further that, if the Borrower shall have failed to deliver to the Banks by the date required hereunder its Compliance Certificate pursuant to Section 7.1.1, then until such delivery the Funded Indebtedness to Operating Cash Flow shall be deemed to be greater than
         3.25 to 1.0. The Applicable Eurodollar Rate Margin shall take effect on March 1, 1995 and be determined by reference to the ratio of Funded Indebtedness to Operating Cash Flow calculated as of December 31, 1994. Each change in the Applicable Eurodollar Rate Margin thereafter shall take effect with respect to all outstanding Eurodollar Loans on the first day of the month immediately succeeding the month in which such Compliance Certificate is received by the Banks. Notwithstanding the foregoing, no reduction in the Applicable Eurodollar Rate Margin shall be effected if a Default shall have occurred and be continuing on the date when such change would otherwise occur."

                 1.3 Section 10.1 of the Credit Agreement. Section 10.1 of the Credit Agreement is hereby amended by deleting the definition of "Applicable Standby Letter of Credit Fee" in its entirety and substituting the following language in lieu thereof:

         "'Applicable Standby Letter of Credit Fee' means at anytime the applicable percentage of the Translated Stated Amount of a standby Letter of Credit determined pursuant to the following matrix by reference to the ratio of Funded Indebtedness to Operating Cash Flow as shown in the Compliance Certificate then most recently delivered to the Banks:

                                                         Stated Expiry Date of Standby Letter of Credit
                                                         ----------------------------------------------
                                                         less than one year        equal to or greater
                                                         from date of issuance     than one year from
                                                                                   the date of issuance
  -----------------------------------------------------------------------------------------------------
  Ratio of Funded               greater than 2.75 to               1.0%                    1.5%
  Indebtedness to Operating     1.0
  Cash Flow;
                                greater than 2.25 to                .75%                   1.25%
                                1.0 but less than or
                                equal to 2.75 to 1.0

                                less than or equal to               .50%                   1.0%
                                2.25 to 1.0

         provided further that, if the Borrower shall have failed to deliver to the Banks by the date required hereunder its Compliance Certificate pursuant to Section 7.1.1, then until such delivery the Funded Indebtedness to Operating Cash Flow shall be deemed to be greater than
         2.75 to 1.0. The Applicable Standby Letter of Credit Fee shall take effect on March 1, 1995 and be determined by reference to the ratio of Funded Indebtedness to Operating Cash Flow calculated as of December 31, 1994. Each change in the Applicable Standby Letter of Credit Fee thereafter shall take effect with respect to all outstanding Eurodollar Loans on the first day of the month immediately succeeding the month in which Compliance Certificate is received by the Banks. Notwithstanding the foregoing, no reduction in the Applicable Standby Letter of Credit Fee shall be effected if a Default shall have occurred and be continuing on the date when such change would otherwise occur."

                 1.4 Exhibit E to the Credit Agreement. Exhibit E to the Credit Agreement is hereby amended by deleting it in its entirety and substituting in lieu thereof a new Exhibit E in the form attached hereto as Exhibit A.

                 SECTION 2. WARRANTIES. To induce the Agent and the Banks to enter into this Third Amendment, the Borrower warrants that:

                 2.1 Authorization. The Borrower is duly authorized to execute and deliver this Third Amendment and is and will continue to be duly authorized to borrow monies under the Credit Agreement, as amended hereby, and to perform its obligations under the Credit Agreement, as amended hereby.

                 2.2 No Conflicts. The execution and delivery of this Third Amendment and the performance by the Borrower of its obligations under the Credit Agreement, as amended hereby, do not and will not conflict with any provision of law or of the charter or by-laws of the Borrower or any Subsidiary or of any agreement binding upon the Borrower or any Subsidiary.

                 2.3 Validity and Binding Effect. The Credit Agreement, as amended hereby, is a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency or other similar laws of general application affecting the enforcement of creditors' rights or by general principles of equity limiting the availability of equitable remedies.

                 SECTION 3. CONDITIONS PRECEDENT TO AMENDMENTS. The amendments contemplated by Section 1 hereof are subject to the satisfaction of each of the following conditions precedent:

                 3.1 Documentation. The Borrower shall have delivered to the Agent all of the following, each duly executed and dated the date hereof, in form and substance satisfactory to the Agent:

                          (a) Borrower Resolutions. Copies for each Bank duly certified by the secretary or an assistant secretary of the Borrower, of (i) resolutions of the Borrower's Board of Directors authorizing (A) the execution and delivery of this Third Amendment and related documents and (B) the borrowings under the Credit Agreement, as amended hereby, (ii) all documents evidencing other necessary corporate action and (iii) all approvals or consents, if any, with respect to this Third Amendment.

                          (b) Incumbency Certificate. Certificates for each Bank of the secretary or an assistant secretary of the Borrower certifying the names of the Borrower's officers authorized to sign this Third Amendment and all other documents or certificates to be delivered hereunder, together with the true signatures of such officers.

                          (c) Certificate. A certificate of an Authorized Officer of the Borrower as to the matters set out in Sections 3.2 and
         3.3 hereof.

                          (d) Other. Such other documents as the Agent may reasonably request.

                 3.2 No Default. As of the date hereof, no Default or Event of Default shall have occurred and be continuing.

                 3.3      Warranties.  As of the date hereof, the warranties in
Article VI of the Credit Agreement and in Section 2 of this Third Amendment shall be true and correct as though made on such date, except for such changes as are specifically permitted under the Credit Agreement.

                 SECTION 4.  GENERAL.

                 4.1 Expenses. The Borrower agrees to pay the Agent, upon demand, for all reasonable expenses, including reasonable attorneys' and legal assistants' fees incurred by the Agent in connection with the preparation, negotiation and execution of this Third Amendment and any document required to be furnished therewith.

                 4.2 Governing Law. This Third Amendment shall be deemed to be a contract made under and governed by the internal laws of the State of Illinois. For purposes of any action or proceeding involving this Third Amendment, the Borrower hereby expressly submits to the jurisdiction of all federal and state courts located in the State of Illinois and consents that it may be served with any process or paper by registered mail or by personal service within or without the State of Illinois, provided a reasonable time for appearance is allowed.

                 4.3 Successors. This Third Amendment shall be binding upon the Borrower, the Agent and the Banks and their respective successors and assigns, and shall inure to the benefit of the Borrower, the Agent and the Banks and their successors and assigns.

                 4.4. Documents Remain in Effect. Except as amended and modified by this Third Amendment, the Credit Agreement and the other Instruments executed pursuant to the Credit Agreement remain in full force and effect and the Borrower hereby ratifies, adopts and confirms its representations, warranties, agreements and covenants contained in, and obligations and liabilities under, the Credit Agreement and the other Instruments executed pursuant to the Credit Agreement.

                 4.5 References to the Credit Agreement. Upon the effectiveness of this Third Amendment, each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof," or words of like import, and each reference to the Credit Agreement in any and all instruments or documents provided for in the Credit Agreement or delivered or to be delivered thereunder or in connection therewith, shall, except where the context otherwise requires, be deemed a reference to the Credit Agreement, as amended hereby.

                 4.6 Effective Date. This Third Amendment shall become effective as of the date first written above upon the execution and delivery of counterparts of this Third Amendment by each of the Banks, the Guarantors and the Borrower.

                 4.7 Counterparts. This Third Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

         IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be executed and delivered at Chicago, Illinois by their respective officers thereunto duly authorized as of the date first written above.

                                       IDEX CORPORATION
                                       a Delaware corporation

                                       By: /s/ Wayne P. Sayatovic
                                           -----------------------------------

                                       Name:   Wayne P. Sayatovic

                                       Title:  Senior Vice President - Finance

PERCENTAGE OF
TOTAL COMMITMENT
- ----------------
22.5%                                  BANK OF AMERICA ILLINOIS
                                       (f/k/a/ Continental Bank N.A.),
                                       as a Bank and as Agent

                                       By:
                                           -----------------------------------

                                       Name:
                                              --------------------------------

                                       Title:
                                              --------------------------------


10.0%                                  BANK OF SCOTLAND

                                       By:
                                           -----------------------------------

                                       Name:
                                              --------------------------------

                                       Title:
                                              --------------------------------


20.0%                                  NATIONAL CITY BANK

                                       By:
                                           -----------------------------------

                                       Name:
                                              --------------------------------

                                       Title:
                                              --------------------------------

         IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be executed and delivered at Chicago, Illinois by their respective officers thereunto duly authorized as of the date first written above.

                                       IDEX CORPORATION,
                                       a Delaware corporation

                                       By:
                                           -----------------------------------

                                       Name:  Wayne P. Sayatovic

                                       Title: Senior Vice President - Finance

PERCENTAGE OF
TOTAL COMMITMENT
- ----------------
22.5%                                  BANK OF AMERICA ILLINOIS
                                       (f/k/a/ Continental Bank N.A.),
                                       as a Bank and as Agent

                                       By: /s/ Thomas C. Denison
                                           -----------------------------------

                                       Name:   Thomas C. Denison
                                              --------------------------------

                                       Title:  Senior Vice President
                                              --------------------------------


10.0%                                  BANK OF SCOTLAND

                                       By:
                                           -----------------------------------

                                       Name:
                                              --------------------------------

                                       Title:
                                              --------------------------------


20.0%                                  NATIONAL CITY BANK

                                       By:
                                           -----------------------------------

                                       Name:
                                              --------------------------------

                                       Title:
                                              --------------------------------

         IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be executed and delivered at Chicago, Illinois by their respective officers thereunto duly authorized as of the date first written above.

                                       IDEX CORPORATION,
                                       a Delaware corporation

                                       By:
                                           -----------------------------------

                                       Name:  Wayne P. Sayatovic

                                       Title: Senior Vice President - Finance

PERCENTAGE OF
TOTAL COMMITMENT
- ----------------
22.5%                                  BANK OF AMERICA ILLINOIS
                                       (f/k/a/ Continental Bank N.A.),
                                       as a Bank and as Agent

                                       By:
                                           -----------------------------------

                                       Name:
                                              --------------------------------

                                       Title:
                                              --------------------------------


10.0%                                  BANK OF SCOTLAND

                                       By: /s/ Elizabeth Wilson
                                           -----------------------------------

                                       Name:   Elizabeth Wilson
                                              --------------------------------

                                       Title:  Vice President and Branch Manager
                                              ---------------------------------


20.0%                                  NATIONAL CITY BANK

                                       By:
                                           -----------------------------------

                                       Name:
                                              --------------------------------

                                       Title:
                                              --------------------------------

         IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be executed and delivered at Chicago, Illinois by their respective officers thereunto duly authorized as of the date first written above.

                                       IDEX CORPORATION,
                                       a Delaware corporation

                                       By:
                                           -----------------------------------

                                       Name:  Wayne P. Sayatovic

                                       Title: Senior Vice President - Finance

PERCENTAGE OF
TOTAL COMMITMENT
- ----------------
22.5%                                  BANK OF AMERICA ILLINOIS
                                       (f/k/a/ Continental Bank N.A.),
                                       as a Bank and as Agent

                                       By:
                                           -----------------------------------

                                       Name:
                                              --------------------------------

                                       Title:
                                              --------------------------------


10.0%                                  BANK OF SCOTLAND

                                       By:
                                           -----------------------------------

                                       Name:
                                              --------------------------------

                                       Title:
                                              --------------------------------


20.0%                                  NATIONAL CITY BANK

                                       By: /s/ Frank F. Pagura
                                           -----------------------------------

                                       Name:   Frank F. Pagura
                                              --------------------------------

                                       Title:  Assistant Vice President
                                              --------------------------------

20.0%                                  PNC BANK, NATIONAL ASSOCIATION
                                       (f/k/a/ Pittsburgh National Bank)

                                       By: /s/ William S. Richards, Jr.
                                           -----------------------------------

                                       Name:   William S. Richards, Jr.
                                              --------------------------------

                                       Title:  Assistant Vice President
                                              --------------------------------


12.5%                                  UNION BANK

                                       By:
                                           -----------------------------------

                                       Name:
                                              --------------------------------

                                       Title:
                                              --------------------------------


15.0%                                  UNITED STATES NATIONAL BANK OF OREGON

                                       By:
                                           -----------------------------------

                                       Name:
                                              --------------------------------

                                       Title:
                                              --------------------------------

20.0%                                  PNC BANK, NATIONAL ASSOCIATION
                                       (f/k/a/ Pittsburgh National Bank)

                                       By:
                                           -----------------------------------

                                       Name:
                                              --------------------------------

                                       Title:
                                              --------------------------------


12.5%                                  UNION BANK

                                       By: /s/ Cary Moore   /s/ Kurt Hocker
                                           -----------------------------------

                                       Name:   Cary Moore       Kurt Hocker
                                              --------------------------------

                                       Title:  Vice President   Credit Officer
                                              --------------------------------


15.0%                                  UNITED STATES NATIONAL BANK OF OREGON

                                       By:
                                           -----------------------------------

                                       Name:
                                              --------------------------------

                                       Title:
                                              --------------------------------

20.0%                                  PNC BANK, NATIONAL ASSOCIATION
                                       (f/k/a/ Pittsburgh National Bank)

                                       By:
                                           -----------------------------------

                                       Name:
                                              --------------------------------

                                       Title:
                                              --------------------------------


12.5%                                  UNION BANK

                                       By:
                                           -----------------------------------

                                       Name:
                                              --------------------------------

                                       Title:
                                              --------------------------------


15.0%                                  UNITED STATES NATIONAL BANK OF OREGON

                                       By: /s/ Jeffrey C. Swift
                                           -----------------------------------

                                       Name:   Jeffrey C. Swift
                                              --------------------------------

                                       Title:  Vice President
                                              --------------------------------

         The undersigned hereby acknowledge and consent to this Third Amendment, and agree that the Guaranty Agreement, as amended, shall remain in full force and effect and is hereby ratified and confirmed this 31st day of March, 1995.


                                       BAND-IT-IDEX, INC.
                                       CORKEN, INC.
                                       HALE PRODUCTS, INC.
                                       LUBRIQUIP, INC.
                                       PULSAFEEDER, INC.
                                       STRIPPIT, INC.
                                       VIBRATECH, INC.
                                       VIKING PUMP, INC.
                                       WARREN RUPP, INC.


                                       /s/ Wayne P. Sayatovic
                                       ----------------------
                                       Wayne P. Sayatovic
                                       Vice President & Chief Financial Officer

                                                    EXHIBIT A TO THIRD AMENDMENT


                                   EXHIBIT E
                            COMPLIANCE CERTIFICATE


All banking institutions
  parties to the Credit Agreement.


         Re: Second Amended and Restated Credit Agreement, dated as of January 29, 1993 (herein, together with all amendments, if any, thereafter from time to time made thereto, called the "Credit Agreement"), among IDEX Corporation, a Delaware corporation (herein called "Borrower"), the various banking institutions as are parties thereto, and Bank of America Illinois (f/k/a Continental Bank N.A.), as Agent.

Gentlemen/Ladies:

         Borrower hereby Certifies and warrants that as of ________, 19__, (herein called the "Computation Date"):

                 (a) the Current Ratio was (and in any event was not less than) ___%, as computed on Attachment 1 hereto;

                 (b) the ratio of Operating Cash Flow to Adjusted Interest Expense was not less than ___%, as computed on Attachment 2 hereto;

                 (c) the ratio of Funded Indebtedness to Operating Cash Flow was equal to ___ to 1.0, as computed on Attachment 2 hereto;

                 (d) the ratio of Total Funded Indebtedness to the sum of Total Funded Indebtedness plus shareholders' equity was (and in any event was not greater than) ___%, as computed on Attachment 3 hereto; and

                 (e) except as set forth in Attachment 4 hereto, no Default had occurred and was continuing.

         IN WITNESS WHEREOF, the Borrower has caused this Certificate to be executed and delivered by its duly Authorized Officer this ___ day of ____________, 19__.

                                       IDEX CORPORATION



                                       By:
                                           ------------------------------------
                                         Title:
                                               --------------------------------

                                                         ATTACHMENT 1
                                                         (to __/__/__ Compliance
                                                         Certificate)


                                 CURRENT RATIO
                            ON _____________, 19__
                               COMPUTATION DATE
                            ----------------------


On a consolidated basis for Borrower and its Subsidiaries:


1.       All current assets . . . . . . . . . . . . . . .   $
                                                             ----------

2.       All current liabilities  . . . . . . . . . . . .   $
                                                             ----------

3.       The current portion of Funded Indebtedness . . .   $
                                                             ----------

4.       Excess of Item 2 over Item 3 . . . . . . . . . .   $
                   ------      ------                        ----------

5.       Current Ratio:  Ratio of Item 1 to Item 4  . . .              %
                                  ------    ------           ----------

                                                         ATTACHMENT 2
                                                         (to __/__/__ Compliance
                                                         Certificate)


               OPERATING CASH FLOW TO ADJUSTED INTEREST EXPENSE
                                      AND
                  FUNDED INDEBTEDNESS TO OPERATING CASH FLOW
                             ON ____________, 19__
                               COMPUTATION DATE
               ------------------------------------------------

For the four immediately preceding full fiscal quarters (or, if less, the number of full fiscal quarters that have elapsed since _______________ 19__):

1. Operating Cash Flow: Net Income (excluding extraordinary gains for such period) plus charges or deductions for Interest Expense, depreciation, amortization, and income taxes to the extent deducted for determining such Net Income

                 Quarter ending __/__/__ . . . . . . .      $
                                                             --------

                 Quarter ending __/__/__ . . . . . . .      $
                                                             --------

                 Quarter ending __/__/__ . . . . . . .      $
                                                             --------

                 Quarter ending __/__/__ . . . . . . .      $
                                                             --------

                 TOTAL . . . . . . . . . . . . . . . .      $
                                                             ========

2.       Interest Expense (including interest on capital leases)

                 Quarter ending __/__/__ . . . . . . .      $
                                                             --------

                 Quarter ending __/__/__ . . . . . . .      $
                                                             --------

                 Quarter ending __/__/__ . . . . . . .      $
                                                             --------

                 Quarter ending __/__/__ . . . . . . .      $
                                                             --------

                 TOTAL . . . . . . . . . . . . . . . .      $
                                                             ========

3.       Ratio, expressed as a percent, of Total from Item 1
                                                      ------
         to Total from Item 2  . . . . . . . . . . . .               %
                       ------                                --------

4.       Funded Indebtedness

                 Quarter ending __/__/__. . . . . . . .     $
                                                             --------

5.       Ratio of Total from Item 4
                             ------

         To Total from Item 1 . . . . . . . . . . . . .          to 1.0
                       ------                                ----

                                                         ATTACHMENT 3
                                                         (to __/__/__ Compliance
                                                         Certificate)


     FUNDED INDEBTEDNESS TO FUNDED INDEBTEDNESS PLUS SHAREHOLDERS' EQUITY
                           ON _______________, 19__

                               COMPUTATION DATE
      -----------------------------------------------------------------

On a consolidated basis for Borrower and its Subsidiaries:

1.       Funded Indebtedness . . . . . . . . . . . . . .            $
                                                                     --------

2.       Adjusted shareholders' equity*

         (i)   Shareholders' equity (as reported)                   $
                                                                     --------
         (ii)  Extraordinary gain (or loss) from defeasance
               of debt                                              $
                                                                     --------
         (iii) Cumulative gain (or loss) from adopting FASB 106     $
                                                                     --------
         (iv)  Cumulative gain (or loss) from adopting FASB 109     $
                                                                     --------


                 Total of items (i)-(iv)  . . . . . . .             $
                                                                     --------

3.       The sum of Item 1 plus Item 2 . . . . . . . . .            $
                    ------      ------                               --------

4.       The Ratio of Item 1 to Item 3 . . . . . . . . .                     %
                      ------    ------                               --------


         *       Not a defined term

                                                         ATTACHMENT 4
                                                         (to __/__/__ Compliance
                                                         Certificate)

                               IDEX CORPORATION

                            SECRETARY'S CERTIFICATE

                 I, Wayne P. Sayatovic, Secretary of IDEX Corporation, a Delaware corporation (the "Corporation"), hereby certify as follows:

                 1. Attached hereto as Exhibit A are true, correct and complete copies of resolutions adopted by the Board of Directors of the Corporation on March 24, 1995, which resolutions have not been modified or rescinded since their adoption and are in full force and effect as of the date hereof; said resolutions are the only resolutions adopted by the Board of Directors of the Corporation relating to that certain Third Amendment dated as of February 28, 1995 (the "Third Amendment") to Second Amended and Restated Credit Agreement dated as of January 29, 1993, among the Corporation, Bank of America Illinois (formerly known as Continental Bank N.A.), as agent and as a bank, and the banking institutions signatory thereto (the "Credit Agreement"), and the other documents executed in connection therewith. Also attached as part of Exhibit A are all other documents, if any, evidencing other necessary corporate action with respect to the Third Amendment and all consents and approvals, if any, obtained with respect to the execution of the Third Amendment.

                 2. The individuals listed on Exhibit B hereto are the duly elected, qualified and acting officers of the Corporation as listed opposite their respective names, and the specimen signatures set forth opposite their respective names are the genuine signatures of such officers or true and correct facsimiles thereof:

                 IN WITNESS WHEREOF, I have signed this Secretary's Certificate and affixed the Corporation's seal this 31st day of March, 1995.


                                             By: /s/ Wayne P. Sayatovic
                                                 ----------------------

                                             Name:   Wayne P. Sayatovic

                                             Title:  Secretary, IDEX Corporation


                 I, Robert D. Grindel, the duly elected, qualified and acting Assistant Treasurer of the Corporation, do hereby certify that Wayne P. Sayatovic is the duly elected, qualified and acting Secretary of the Corporation, and that the signature set forth above is his true and genuine signature.

                 IN WITNESS WHEREOF, I have hereunto set my hand this 31st day of March, 1995.

                                By: /s/ Robert D. Grindel
                                    --------------------------------------------

                                Name:   Robert D. Grindel
                                      ------------------------------------------

                                Title:  Assistant Treasurer/Assistant Secretary
                                        ----------------------------------------

                                                                       EXHIBIT A

[IDEX CORPORATION LOGO]      CERTIFIED RESOLUTIONS

         I, Wayne P. Sayatovic, Senior Vice President-Finance, Chief Financial Officer and Secretary of IDEX Corporation, a Delaware corporation, do hereby certify that the resolutions set forth below were duly adopted by the Board of Directors of said corporation on February 28, 1995, and that said resolutions have not been rescinded, revoked or modified in any way:

Approval of the Third Amendment to the
Second Amended and Restated Credit Agreement

         RESOLVED, that the forms, terms and conditions of that certain Third Amendment dated as of February 28, 1995, to Credit Agreement dated as of January 29, 1993, (the "Third Amendment") among IDEX Corporation, a Delaware corporation (the "Corporation"), Bank of America Illinois as Agent and as a Bank, and the banking institutions signatory thereto, be, and it hereby is authorized, adopted, approved, ratified and confirmed; and be it further

         RESOLVED, that the appropriate officers of the Corporation be, and each of them hereby is, authorized, empowered and directed to negotiate the form, terms and provisions of, and executed, deliver and perform the Third Amendment, substantially in the form presented to this Board of Directors, with such changes therein, deletions therefrom or additions thereto as such officer or officers shall approve, his or their execution thereof to be conclusive evidence of such approval, and to execute such other documents and taken such other actions as they deem necessary, appropriate or advisable to carry out the intent and purposes of the foregoing resolution; and any actions taken by such officer or officers in furtherance of these objectives hereby are authorized, adopted, approved, ratified and confirmed; and be it further

         RESOLVED, that the appropriate officers of the Corporation be, and each of them hereby is, authorized, empowered and directed, acting on behalf of the Corporation and in its name, to negotiate the form, terms and provisions of and to execute, deliver and perform all agreements, documents and instruments contemplated by any of the above-described instruments, documents and agreements (collectively, the "Other Documents"); said Other Documents to be substantially in the form of those presented to this Board of Directors of the Corporation, with such changes therein, modifications or revisions thereof, deletions therefrom or additions thereto, if any, as such officer or officers shall approve, his, her or their execution thereof to be conclusive evidence of such approval, and to do or cause to be done all other acts or things, and to take any and all steps and other action or actions as he, she or they deem necessary, appropriate or advisable to carry out the intent and purposes of the foregoing resolutions, such taking of any such action or the doing of any such thing by any such officer or officers to constitute conclusively evidence of his, her or their determination and approval of such necessity, appropriateness or advisability; and any action or actions taken by such officer or officers in furtherance of these objectives are hereby authorized, ratified and approved.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed the seal of said corporation this 24th day of March, 1995




                             /s/ Wayne P. Sayatovic
                      -----------------------------------
                              Wayne P. Sayatovic
                         Senior Vice President-Finance
                      Chief Financial Officer & Secretary

                                   EXHIBIT B

                              INCUMBENCY SCHEDULE
                              -------------------

       NAME                               TITLES                                         SIGNATURE
       ----                               ------                                         ---------
Wayne P. Sayatovic                        Secretary, Senior Vice                         /s/ Wayne P. Sayatovic
                                          President - Finance                            ----------------------

                               IDEX CORPORATION

                       Officer's Certificate Pursuant to
                     Section 3.1(c) of the Third Amendment

                 The undersigned, Wayne P. Sayatovic, being the Senior Vice President - Finance of IDEX Corporation, a Delaware corporation (the "Corporation"), on behalf of the Corporation and pursuant to Section 3.1(c) of that certain Third Amendment dated as February 28, 1995 (the "Third Amendment") to Second Amended the Restated Credit Agreement dated as of January 29, 1993 (the "Credit Agreement"), among the Corporation, Bank of America Illinois (formerly known as Continental Bank N.A.), as agent and as a bank, and the banking institutions signatory thereto (terms not otherwise defined herein shall have the meanings provided in the Credit Agreement), hereby certifies that:

                 (a) on the dated hereof, no Default or Event of Default has occurred and is continuing; and

                 (b) each of the representations and warranties set forth in Section 2 of the Third Amendment and Article VI of the Credit Agreement is true and correct in all material respects as though made on the date hereof, except for such changes as specifically permitted under the Credit Agreement.

                 IN WITNESS WHEREOF, this certificate has been executed by and delivered on behalf of the undersigned as of the 31st day of March, 1995.


                                            IDEX CORPORATION,

                                            a Delaware corporation



                                            By: /s/ Wayne P. Sayatovic
                                                ----------------------

                                            Name:   Wayne P. Sayatovic

                                            Its:    Senior Vice President-
                                                    Finance